SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement           [ ]  Confidential, For Use of the
[X]  Definitive Proxy Statement                 Commission Only (as permitted
[ ]  Definitive Additional Materials            by Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12

                         RENT-A-WRECK OF AMERICA, INC.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)   Title of each class of securities to which transaction applies:

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2)   Aggregate number of securities to which transaction applies:

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3)   Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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4)   Proposed maximum aggregate value of transaction:

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5)   Total fee paid:

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[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided  by  Exchange  Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1)   Amount previously paid:
                                ------------------------------------------
    2)   Form, Schedule or Registration Statement No.:
                                                      --------------------
    3)   Filing Party:
                      ----------------------------------------------------
    4)   Date Filed:
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
                          RENT-A-WRECK OF AMERICA, INC.
                            10324 SOUTH DOLFIELD ROAD
                          OWINGS MILLS, MARYLAND 21117

                              --------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON NOVEMBER 2, 2000

                              --------------------

TO OUR STOCKHOLDERS:

     The 2000 Annual Meeting of stockholders of Rent-A-Wreck of America, Inc., a Delaware corporation (the "Company"), will be held on Thursday, November 2, 2000 at 11:15 a.m. local time, at the Sheraton Universal Hotel located at 333 Universal Terrace Parkway, Universal City, California 91608, for the following purposes:

     1. To elect directors for the ensuing year and until their successors are elected and qualified;

     2.   To approve the Rent-A-Wreck of America, Inc. Stock Option Plan; and

     3. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     Stockholders of record at the close of business on September 22, 2000 are entitled to vote at the meeting and at any adjournment or postponement thereof. Shares can be voted at the meeting only if the holder is present or represented by proxy. A list of stockholders entitled to vote at the meeting will be open for inspection at the Company's corporate headquarters for any purpose germane to the meeting during ordinary business hours for 10 days prior to the meeting.

     This Notice and Proxy Statement are being mailed on or about October 2, 2000.

     A copy of the Company's 2000 Annual Report to stockholders and Form 10-KSB for the fiscal year ended March 31, 2000, which includes audited financial statements, is enclosed. All stockholders are cordially invited to attend the Annual Meeting in person.

                                        Sincerely,



                                        KENNETH L. BLUM, SR.
                                        Chairman and Chief Executive Officer

Owings Mills, Maryland
October 2, 2000


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IMPORTANT: PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT
PROMPTLY IN THE ENCLOSED ENVELOPE TO ASSURE REPRESENTATION OF YOUR SHARES, WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY REVOKE THE PROXY AND VOTE YOUR SHARES IN PERSON.
--------------------------------------------------------------------------------

                          RENT-A-WRECK OF AMERICA, INC.
                            10324 SOUTH DOLFIELD ROAD
                          OWINGS MILLS, MARYLAND 21117

                              --------------------

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON NOVEMBER 2, 2000

                              --------------------

                SOLICITATION, EXECUTION AND REVOCATION OF PROXIES

     We are providing this proxy statement to you as a stockholder of Rent-A-Wreck of America, Inc. in connection with the solicitation of proxies by the board of directors for use at the annual meeting. All executed proxies, unless such proxies have previously been revoked, will be voted in accordance with the direction on the proxies. If you fail to indicate a direction on your proxy, your shares will be voted in favor of the proposals to be acted upon at the annual meeting. The board of directors is not aware of any other matter which may come before the meeting, except for those matters listed on the notice of Annual Meeting of Stockholders. If any other matters are properly presented at the meeting for action, including a question of adjourning the meeting from time to time, the persons named in the proxies and acting thereunder will have discretion to vote on such matters in accordance with their judgment.

     When stock is in the name of more than one person, the proxy is valid if signed by any of such persons unless we receive written notice to the contrary. If the stockholder is a corporation, the proxy should be signed in the name of such corporation by an executive or other authorized officer. If signed as attorney, executor, administrator, trustee, guardian or in any other representative capacity, the signer's full title should be given and, if not previously furnished, a certificate or other evidence of appointment should be furnished.

     This Proxy Statement and the form of proxy which is enclosed are being mailed to the Company's stockholders commencing on or about October 2, 2000.

     You may revoke your proxy at any time before it is voted. If you wish to revoke your proxy, you can do so by executing a later-dated proxy relating to the same shares and delivering it to the Secretary of the Company prior to the vote at the annual meeting, by written notice of revocation received by the Secretary prior to the vote at the annual meeting or by appearing in person at the annual meeting, filing a written notice of revocation and voting in person the shares to which the proxy relates.

     In addition to the use of the mails, we may solicit proxies by personal interview, telephone and telegram by the directors, officers and regular employees of the Company. Such persons will receive no additional compensation for such services. Arrangements will also be made with certain brokerage firms and certain other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of common stock held of record by such persons, and such brokers, custodians, nominees and fiduciaries will be reimbursed for their reasonable out-of-pocket expenses incurred in connection therewith. We will bear all expenses incurred in connection with this solicitation.

     The mailing address of the principal corporate office of the Company is 10324 South Dolfield Road, Owings Mills, Maryland 21117.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     Only stockholders of record at the close of business on September 22, 2000 (the "Record Date") will be entitled to vote at the meeting. On the Record Date, the Company had outstanding 3,878,217 shares of Common Stock and 1,105,000 shares of Series A Convertible Preferred Stock ("Series A Preferred"), each of which, except as noted below, entitles the record holder thereof on such date to one vote on each matter presented at the meeting. As further described below, the holders of Series A Preferred, voting as a class, have the right to elect up to four directors of a seven-member board of directors, but a majority of holders of Series A Preferred have chosen only to exercise their right to elect three of the five directors. Because of the Series A Preferred's right to vote as a class for the election of Class II directors, the proxies solicited from holders of common stock does not involve the election of directors nominated to positions in Class II.

     The presence of a majority of the common stock and a majority of the Series A Preferred, represented in person or by proxy, constitutes a quorum for the conduct of business at the annual meeting. The two Class I nominees for director receiving the highest number of affirmative votes (whether or not a majority) cast by the shares represented at the annual meeting and entitled to vote thereon, a quorum being present, shall be elected as directors.

     We will include abstentions and broker non-votes in determining the number of shares present for quorum purposes. Because abstentions represent shares entitled to vote, the effect of an abstention will be the same as a vote cast against a proposal. A broker non-vote, on the other hand, will not be regarded as representing a share entitled to vote on the proposal and, accordingly, will have no effect on the voting for such proposal. However, only affirmative votes are relevant in the election of directors.

     If a quorum is present, the proposed Rent-A-Wreck of America, Inc. Stock Option Plan (the "incentive plan") will be approved if the holders of the majority of Shares of the Company's common stock and Series A Preferred represented and entitled to vote on the matter vote "for" the plan. Any shares which are the subject of broker non-votes are not deemed to be entitled to vote on the incentive plan; therefore, such shares will have no effect on the incentive plan except as they affect the number of shares voting.

     Votes will be counted by the Inspector of Elections appointed by the Chairman of the Annual Meeting and certified to the Company in writing.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     As of September 1, 2000 the persons and entities identified in the following table, including all directors, executive officers and persons known to the Company to own more than 5% of the Company's voting securities, owned beneficially, within the meaning of Securities and Exchange Commission Rule 13d-3, the shares of voting securities reflected in such table. All the outstanding shares of Series A Preferred are immediately convertible at the option of the holder into Common Stock, on a share-for-share basis. Except as otherwise specified, the named beneficial owner has sole investment and voting power with respect to such shares.

                                                                                       TOTAL (1)
                                                               SHARES           -----------------------
                                                            BENEFICIALLY         PERCENT       PERCENT
NAME AND ADDRESS OF BENEFICIAL OWNER      TITLE OF CLASS        OWNED           OF CLASS      OF COMMON
------------------------------------      --------------        -----           --------      ---------
David Schwartz                                 Common          465,000             10.3          10.3
Bundy Rent-A-Wreck
12333 W. Pico Blvd
Los Angeles, California 90064

William L. Richter                             Common           992,706(3)          22.1(3)      22.1
c/o Richter Investment Corp.                Preferred(2)      1,050,000(3)          95.0         37.4(4)
450 Park Avenue
New York, New York 10022

                                                                                             TOTAL (1)
                                                                                      -----------------------
                                                                     SHARES           PERCENT        PERCENT
NAME AND ADDRESS OF BENEFICIAL OWNER      TITLE OF CLASS       BENEFICIALLY OWNED     OF CLASS      OF COMMON
------------------------------------      --------------       ------------------     --------      ---------
Aufzien Investments Limited Partnership        Common                32,500               **           **
P.O. Box 2369                               Preferred(5)             34,375              3.0          1.7(5)
Secaucus, New Jersey 07094

Thomas Volpe                                     --                      --               **           **
Senior Vice President
Financial Operations
The Interpublic Group of Companies, Inc.
1271 Avenue of the Americas, 44th Floor
New York, NY  10020

Kenneth L. Blum, Sr.(6)                          --                      --               **           **
10324 South Dolfield Road
Owings Mills, Maryland 21117

Kenneth L. Blum, Jr.(6)(7)                     Common               980,167             21.2         21.2
10324 South Dolfield Road
Owings Mills, Maryland 21117

Robin Cohn (6)(7)                              Common               964,667             20.5         20.5
c/o Rent-A-Wreck of America, Inc.
10324 South Dolfield Road
Owings Mills, Maryland  21117

Robert M. Temko                                Common               240,000              6.2          6.2
39 Hidden Valley Drive
Newark, Delaware  19711

All Directors and Executive Officers as        Common             2,005,373(3)(6)(7)    43.4         43.4 (4)
 a Group, including the Directors named      Preferred(2)(3)      1,050,000(3)(4)       95.0         51.5
 above (5 persons)

----------
* Represents percentage ownership of Common Stock based upon shares of Common Stock owned or deemed owned due to presently exercisable options and after such person's conversion of Series A Preferred.
**   Less than 1%.

FOOTNOTES

(1) Based on 3,878,217 Common Shares and 1,105,000 Series A Preferred Shares outstanding on the date of this table, September 1, 2000.
(2) Holders of Series A Preferred, voting as a class, are entitled to elect up to four members of a seven member Board of Directors and are also entitled to vote as a class on other significant corporate actions. To date, the Series A Preferred have elected three of the five directors. Pursuant to the terms of proxies granted to Richter Investment Corp. ("RIC"), 95.0% of the Series A Preferred may be voted by RIC as of the date of this table. The proxies are effective until such time that less than $500,000 of Series A Preferred remain outstanding. (The Company interprets this provision to mean fewer than 625,000 preferred shares outstanding.) See note 3 below.
(3) Includes 178,750 shares of Series A Preferred held by Mr. Richter. Also includes 1,200 shares of Common Stock held by spouse's IRA. Also includes 550,000 shares of Series A Preferred and 617,975 shares of Common Stock held by RIC. Also includes an additional 321,250 shares of Series A Preferred as to which RIC holds voting authority via proxy (see note 2 above). Mr. Richter holds a controlling interest in RIC. Mr. Richter and RCI have the same address.
(4) Includes 321,250 shares of Series A Preferred as to which RIC holds voting authority via proxy (see notes 2 and 3 above) because RIC would not have voting or investment control of the Common Stock issued upon conversion of such shares of Series A Preferred.
(5) 34,375 shares of Series A Preferred, held by a partnership controlled by Mr. Aufzien, are subject to a voting proxy granted to RIC.
(6)  Mr. Blum, Sr. is the father of Kenneth L. Blum, Jr. and Robin Cohn; see note 7 below. Mr. Blum disclaims beneficial ownership of shares held by Mr. Blum, Jr. and Ms. Cohn. See also "Certain Transactions."
(7) Includes 737,500 options exercisable by Mr. Blum, Jr. and 837,500 options exercisable by Ms. Cohn. Mr. Blum, Jr. and Ms. Cohn disclaim beneficial ownership of shares held by each other. For additional information regarding options held by Mr. Blum, Jr. and Ms. Cohn, see "Certain Transactions - Management Agreement with K.A.B., Inc. and Related Transactions - Stock Option Grant."

                                   PROPOSAL 1

ELECTION OF DIRECTORS

NOMINEES

     Five persons have been nominated for election at the 2000 Annual Meeting as directors for one-year terms and until their successors have been duly elected and qualified. Each of the nominees currently is a director of the Company.

     UNLESS OTHERWISE INSTRUCTED, THE PROXY HOLDERS WILL VOTE THE PROXIES RECEIVED BY THEM FOR THE ELECTION OF EACH OF THE COMPANY'S CLASS I NOMINEES LISTED BELOW, EXCEPT FOR THOSE PROXIES WHICH WITHHOLD SUCH AUTHORITY. If any of the nominees shall be unable or unwilling to serve as a director, it is intended that the proxy will be voted for the election of such other person or persons as the Company's management may recommend in the place of such nominee. The management believes each nominee will be a candidate to serve as a director.

     All directors will hold office until the next Annual Meeting of Stockholders and the election and qualification of their successors. Officers are elected annually and serve at the pleasure of the board of directors.

CLASS I DIRECTORS:

     The proxy will be voted as specified thereon and, in the absence of contrary instruction, will be voted for the election of the following Class I directors: Kenneth L. Blum, Sr. and Kenneth L. Blum, Jr. Such directors will serve until the next annual meeting of stockholders and until their respective successors are elected and qualified. Information with regard to the nominees is set forth below:

     KENNETH L. BLUM, SR., 73, Kenneth L. Blum, Sr. has served as Chairman and a Director of the Company since June 1993, has been the Company's Chief Executive Officer since December 1993, and was its President from June 1993 to October 1994. Since 1990, Mr. Blum has been a management consultant to a variety of companies, including American Business Information Systems, Inc., a high-volume laser printing company. Mr. Blum is a director of Avesis Incorporated, which markets and administers discount benefit programs. Mr. Blum is the father of the Company's President, Kenneth L. Blum, Jr. Mr. Blum controls K.A.B., Inc., a Florida corporation ("K.A.B."), which has a Management Agreement with the Company. See "Certain Transactions."

     KENNETH L. BLUM, JR., 36, has served as Secretary of the Company since March 1994, as Vice President from May 1994 to October 1994, as President since October 1994, and as a director since October 1998. Mr. Blum is also President of American Business Information Systems, Inc., a high-volume laser printing company. Mr. Blum is the son of the Company's Chairman and Chief Executive Officer.

CLASS II DIRECTORS:

     Richter Investment Corp. ("RIC"), acting in its capacity as holder of a proxy granted by certain holders of Series A Preferred, has at the present time agreed to a five member board of directors and has selected Messrs. William L. Richter, Thomas Volpe and Alan L. Aufzien (the "Class II Directors") as the nominees to the Board of the Series A Preferred. By virtue of this proxy and the Series A Preferred owned or controlled by its affiliates as of the Record Date, RIC will vote 95.0% of the outstanding Series A Preferred. RIC has indicated its intent to vote its proxy in favor of such Class II nominees, thus ensuring their election. These nominees have been approved by the company's board of directors.

     WILLIAM L. RICHTER, 57, has been a director of the Company since November 1989 and has served previously as a director from 1983 to 1985. Mr. Richter was Co-Chairman of the Company from November 1989 to June 1993 and has been Vice Chairman since June 1993. For the past ten years, Mr. Richter has been

President of Richter Investment Corp., a merchant banking firm. Mr. Richter is the co-founder and has been a Senior Managing Director of Cerberus Capital Management, L.P. (or its predecessor organization) since its establishment in late 1992. Mr. Richter is a Director and Co-Chairman of Avesis Incorporated, which markets and administers discount benefit programs.

     ALAN L. AUFZIEN, 70, has served as a Director of the Company since November 1989. Mr. Aufzien has also been a partner in the Norall Organization, a private investment company, since 1987. Since 1983, he has also been the president and a director of New York Harbour Associates, Inc. (a real estate development firm). From 1986 to 1996, Mr. Aufzien was the Chairman of Meadowlands Basketball Association (New Jersey Nets) and currently serves as a director of that organization. Mr. Aufzien is also a director of First Real Estate Trust of New Jersey.

     THOMAS VOLPE, 65, has served as a Director of the Company since July 2000. Mr. Volpe is currently the Senior Vice President of Financial Operations at The Interpublic Group of Companies, Inc. He has served in this capacity since March 1986. Prior to his employment at The Interpublic Group of Companies, Mr. Volpe was employed at the Colgate Palmolive Company as the Vice President and Treasurer. He currently serves as Director of Alliance Atlantis Communication Inc., American Technical Ceramics and Paragon Trade Brands.

     MANAGEMENT SERVICES AGREEMENT. Effective June 30, 1993, the Company entered into a Management Agreement (the "Management Agreement") with K.A.B., pursuant to which K.A.B. agreed to manage substantially all aspects of the Company's business, subject to certain limitations and the direction of the Company's Board of Directors. The Management Agreement was amended and extended as of April 1, 1996 and most recently amended in January 1999 to provide a $300,000 annual fee and reimbursement of expenses. See "Certain Transactions."

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Under the securities laws of the United States, the Company's directors, its executive officers, and any persons holding more than 10% of the Company's Common Stock are required to report their initial ownership of the Company's Common Stock and any subsequent changes in that ownership to the Securities and Exchange Commission. Specific due dates for these reports have been established, and the Company is required to disclose any failure to file by these dates. Based upon a review of such reports furnished to the Company, the Company believes that all of these filing requirements were satisfied during the fiscal year ended March 31, 2000, except for an inadvertent late reporting of disposition of shares of Ms. Cohn and Mr. Blum, Jr. in January 2000. In making these disclosures, the Company has relied solely on written representations of its directors and executive officers and copies of the reports that they have filed with the Commission.

MEETINGS AND COMMITTEES

     The board of directors of the Company held a total of two meetings during the fiscal year ended March 31, 2000. During the fiscal year ended March 31, 2000, no director attended fewer than 75% of the aggregate of all meetings of the Board of Directors and the committees, if any, upon which such director served. The Company's audit committee, which consists of Messrs. Richter, Aufzien and Volpe and functions as an overseer of the Company's financial reporting process and internal controls, met once to review the fiscal year ended March 31, 2000. The Company has no standing nominating or compensation committee.

EXECUTIVE COMPENSATION

                           SUMMARY COMPENSATION TABLE

     The following table and related notes set forth information regarding the compensation awarded to, earned by or paid to the Company's Chief Executive Officer for services rendered to the Company during the fiscal years ended March 31, 2000, 1999 and 1998. No other executive officer who was serving as an executive officer received salary and bonus which aggregated at least $100,000 for services rendered to the Company during the fiscal year.

                                                          LONG-TERM COMPENSATION
                                             ANNUAL       ----------------------
                                          COMPENSATION           AWARDS
                                          ------------    ----------------------
                                                           Securities Underlying
NAME AND PRINCIPAL POSITION       YEAR       SALARY            Options/SARs(#)
---------------------------       ----       ------            ---------------
Kenneth L. Blum, Sr., CEO (1)     2000      $300,000               --(2)
                                  1999       262,500               --(2)
                                  1998       250,000               --(2)

----------
(1) Mr. Blum became Chief Executive Officer of the Company in connection with the Management Agreement between the Company and K.A.B., effective June 30, 1993. Mr. Blum does not receive cash compensation directly from the Company. K.A.B. receives cash compensation pursuant to the Management Agreement of $300,000 per year ($250,000 per year prior to January 1, 1999) plus expense reimbursements ($9,292 in the year ended March 31, 2000). The amounts indicated in the table represent compensation received by K.A.B. pursuant to the Management Agreement. Mr. Blum is the sole stockholder of K.A.B. See "Certain Transactions - Management Agreement with K.A.B., Inc. and Related Transactions - Management Agreement."

(2) During the year ended March 31, 1994, K.A.B. received options for the purchase of 2,250,000 shares of the Company's Common Stock in connection with the Management Agreement, which are fully vested. In 2000, the Company repurchased 500,000 options. See "Certain Transactions - Management Agreement with K.A.B., Inc. and Related Transactions - Stock Option Grant."

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR

     No stock options or SARs were granted to the executive officer named in the Summary Compensation Table during the last fiscal year. See "Certain Transactions - Management Agreement with K.A.B., Inc. and Related Transactions - Stock Option Grant."

               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                        AND FY-END OPTION/SAR VALUE TABLE

     No executive officer named in the Summary Compensation Table held or exercised options at the end of the last fiscal year. See "Certain Transactions
- Management Agreement with K.A.B., Inc. and Related Transactions - Stock Option Grant." As noted above, children of Mr. Blum sold certain options to the Company and also exercised options as described in the Company's annual report.

EMPLOYMENT/CHANGE OF CONTROL ARRANGEMENTS

     In the event of termination of the Management Agreement with K.A.B. without cause, all options granted to K.A.B. in connection with the Management Agreement remain outstanding for the balance of their ten-year term. See "Certain Relationships and Related Transactions - Management Agreement with K.A.B., Inc. and Related Transactions - Stock Option Grant."

COMPENSATION OF DIRECTORS

     Currently, directors of the Company who also serve as officers of the Company and outside directors receive no cash compensation in connection with the services they render as directors. (Officers, however, receive compensation in their capacity as officers as described above.) If the incentive plan is adopted, non-employee directors will be annually granted 5,000 options to purchase the Company's common stock. The current non-employee directors receiving the option grant are Messrs. Volpe and Aufzien. In recognition of his past services without compensation, the Company intends to grant Mr. Aufzien 25,000 options if the incentive plan is approved. Directors are reimbursed for expenses incurred in connection with their service on the board of directors. On March 3, 1999, the Company's Board of Directors approved the payment to William
L. Richter of consulting fees of $30,000 per year beginning April 1, 1999. The fees were assigned to RIC.

CERTAIN TRANSACTIONS

     MANAGEMENT AGREEMENT WITH K.A.B., INC. AND RELATED TRANSACTIONS

     MANAGEMENT AGREEMENT. Effective June 30, 1993, the Company entered into a Management Agreement (the "Management Agreement") with K.A.B. pursuant to which K.A.B. agreed to provide management consulting with respect to substantially all aspects of the Company's business, subject to certain limitations and the direction of the Company's board of directors. K.A.B. is controlled by Kenneth
L. Blum, Sr. who is Chairman and Chief Executive Officer of the Company. Effective January 1, 1999, the Management Agreement provides for a payment to K.A.B. of $300,000 per year and reimbursement of expenses and options for the purchase of up to 2,250,000 shares of the Company's common stock, as described below. The Management Agreement had an original term of five years, and the term was extended for an additional five years on April 1, 1996, thereby extending the term of the Management Agreement to July 1, 2003. The Management Agreement is terminable by the Company for cause, as defined.

     The Management Agreement includes certain representations, warranties and limitations on solicitation by K.A.B. of customers and employees of the Company during the term of the Management Agreement and for two years thereafter. The Management Agreement also requires that K.A.B. hold in confidence the Company's confidential information. Mr. Blum, Sr., K.A.B. and their affiliates are involved in various business ventures in addition to the activities on behalf of the Company required by the Management Agreement. Participation in such other ventures may detract from efforts on behalf of the Company.

     STOCK OPTION GRANT. Effective June 30, 1993, the Company issued five-year options (the "Options") to K.A.B. for the purchase of up to 2,250,000 shares of the Company's Common Stock. The Options originally vested at prices ranging from $1.00 to $1.30 contingent upon achievement of a combination of profitability and stock price targets. Effective October 19, 1994, the Board of Directors approved the vesting of 1,000,000 Options at an exercise price of $1.00 per share and provided that the balance of the Options (an aggregate of 1,250,000 Options) (the "Unvested Options") would vest at $1.30 on April 1, 1998 subject to continued retention of K.A.B.'s services pursuant to the Management Agreement. Effective July 20, 1995, the Board of Directors provided that the exercise price of the Unvested Options would be $1.15 per share irrespective of the circumstances under which the Options vest. The actions of the Board of Directors were predicated upon the Board's view of the Company's performance relative to the original vesting criteria and other relevant considerations. As a result of the Company's financial performance for the fiscal year ended March 31, 1999, the Unvested Options fully vested on March 31, 1999.

     Options remain exercisable throughout their term, except that exercisable Options terminate 120 days after termination of the Management Agreement by the Company for cause. Effective April 1, 1996, the Board of Directors delayed the vesting date of the Options (absent acceleration as provided above) to July 1, 2002 in conjunction with the extension of the Management Agreement and of the expiration date of the option by five years through June 30, 2003.

     The Options are transferable without the Company's consent only to employees or affiliates of K.A.B. performing substantial services for or on behalf of the Company or to employees of the Company, subject to compliance with applicable law. Effective July 20, 1995, the board of directors approved the transfer of 483,333 Options and 604,167 Unvested Options to each of Kenneth L. Blum, Jr., the Company's President and Secretary; and Robin Cohn. Mr. Blum, Sr. is the father of Mr. Blum, Jr. and Ms. Cohn. Also effective July 20, 1995, the Board of Directors approved the transfer by K.A.B. of 33,334 Options and 41,666 Unvested Options (fully vested as of March 31, 1999) to RIC. A principal of RIC, William L. Richter, is a member (and Vice Chairman) of the Company's board of directors. In connection with Mr. Richter's employment arrangements with RIC, RIC transferred 13,334 of these Options and 16,666 of these Unvested Options (fully vested as of March 31, 1999) to Mr. Richter. See "- Investment Banking Services," below.

     During the year ended March 31, 2000, the Company repurchased 500,000 options at a price of $1.25 per option share equally from Ms. Cohn and Mr. Blum, Jr. On September 21, 2000, the Company repurchased 354,167 options at a price of $1.25 per option share and 95,282 options at a price of $1.40 per option share from Mr. Blum, Jr. and the Company also repurchased 354,167 options at a price of $1.25 per option share and 154,105 options at a price of $1.40 per option share from Ms. Cohn.

     REGISTRATION RIGHTS AGREEMENT. The Company entered into a Registration Rights Agreement (the "Registration Rights Agreement") effective June 30, 1993 with K.A.B., Mr. Blum, Jr. and Alan S. Cohn. Mr. Blum, Sr. is the father of Mr. Blum, Jr., and the father-in-law of Mr. Cohn. The Registration Rights Agreement provides up to three demand registrations with respect to the Shares and the shares issuable pursuant to the Options ("Registrable Securities"). The first demand registration is exercisable at the request of holders of at least 250,000 Registrable Securities after a fiscal year in which Profits are at least $250,000, provided that the Stock Price is at least $2.00 at the time of the request. The second demand registration is exercisable at the request of holders of at least 600,000 Registrable Securities after at least 1,000,000 Options have become exercisable. The third demand registration is exercisable at the request of holders of at least 1,000,000 Registrable Securities after all of the Options have become exercisable. Holders of the Company's Series A Preferred Stock have the right to participate in the above demand registrations on a pro rata basis. The Registration Rights Agreement also provides piggyback registration rights with respect to registrations in which other selling stockholders are participating. The Company is obligated to pay the offering expenses of each such registration, except for the selling stockholders' pro rata portion of underwriting discounts and commissions. No precise prediction can be made of the effect, if any, that the availability of shares pursuant to registrations under the Registration Rights Agreement will have on the market price prevailing from time to time. Nevertheless, sales of substantial amounts of the Common Stock pursuant to such registrations could adversely affect prevailing market prices.

     INVESTMENT BANKING SERVICES. The Management Agreement and related transactions with K.A.B. were structured and negotiated for the Company by RIC, which received cash consideration of $15,000 and five-year warrants (the "Warrants") to acquire: (i) 20,000 shares of the Company's Common Stock currently exercisable at $.80 per share (which have been exercised); and (ii) 135,000 shares of the Company's Common Stock exercisable on the same basis as is applicable to the Options, as described above. These have also been exercised. RIC is also entitled to receive a fee equal to 6% of the cash received by the Company upon any exercise of the Options. The shares of Common Stock issuable pursuant to the Warrants are entitled to piggyback registration rights with respect to any registration in which the Shares or the Common Stock issuable pursuant to the Options are included. RIC has assigned warrants for the purchase of 62,000 shares of the Company's Common Stock to Mr. Richter out of the Warrants (all of which have been exercised). Mr. Richter and his firm have provided and expect to continue to provide substantial investment banking services for Mr. Blum and various of his affiliated entities. To that extent, RIC may be deemed to have had a conflict of interest with respect to its efforts on behalf of the Company in effecting the Management Agreement and related agreements with K.A.B. The Company's board of directors took into account the potential conflict of interest issues referred to above in structuring and entering into the investment banking agreement with RIC and believes that such agreement was desirable and in the best interests of the Company notwithstanding such possibility.

     OTHER

     The Company entered into a Management Agreement with K.A.B., Inc. ("KAB"), a management consulting group controlled by and affiliated with Kenneth L. Blum, Sr., Chairman of the Board of Directors and Chief Executive Officer of the Company. As part of this agreement, KAB provides direct overall management of the Company's operations. Total annual fees paid to KAB under the management for the years ended March 31, 1999 and 2000 were $262,500 and $300,000, respectively. On January 19, 2000, the Company's Board of Directors reached an agreement with KAB to extend the term of its Management Agreement with the Company for five additional years through June 30, 2003 on its present terms. The Board also authorized the repurchase of, and the Company entered into an agreement to repurchase, 500,000 options, originally issued to KAB, for $625,000.

     Through November 19, 1999, the Company leased a portion of its corporate offices under the terms of a month-to-month operating lease with American Business Information Systems, Inc. ("ABIS"), a related party of KAB. The Company paid $8,044 and $4,951 for the years ended March 31, 1999 and 2000, respectively, to ABIS under this agreement. On November 1, 1999, the Company entered into a lease agreement with KA, a related party of KAB, to lease approximately 9,100 square feet of executive office space, which expires on October 31, 2006. The Company paid KA $40,719 for the year ended March 31, 2000.

     On January 19, 2000, the Board of Directors authorized expenditures totaling $250,000 for the development by ABIS of a centralized software reporting package to be used by the Company's franchisees. The Company paid $4,940 for the year ended March 31, 2000 to ABIS under this arrangement.

     Effective March 20, 1995, the Company retained RIC as its exclusive financial advisor. RIC's fees under this arrangement are payable only upon completion of defined transactions and, in such event, are calculated upon the basis of a percentage of the transaction value. The agreement is terminable by the Company upon 90 days notice, provided that RIC is entitled to receive certain fees for two years following termination in the event a transaction is concluded involving an entity introduced to the Company by RIC.

     Effective April 1, 1999, RIC receives an annual consulting fee of $30,000. In the opinion of management, the terms of the Company's arrangements with RIC, K.A.B., K.A. and ABIS taken as a whole are at least as favorable to the Company as could be obtained from third parties.

                                   PROPOSAL 2

         APPROVAL OF THE RENT-A-WRECK OF AMERICA, INC. STOCK OPTION PLAN

     Stockholders of the Company are being asked to approve the Rent-A-Wreck of America, Inc. Stock Option Plan. The board of directors adopted the plan on June 24, 2000, subject to stockholder approval. The purposes of the plan are to attract and retain the best available employees and directors of the Company, as well as appropriate third parties who can provide valuable services to the Company, to provide additional incentive to such persons, and to promote the growth and success of the Company. No options have yet been granted under the plan, nor is it anticipated that any such options will be granted prior to stockholder approval.

     A copy of the plan is attached hereto as Exhibit A. Descriptions herein are qualified in their entirety by reference to the complete text of the plan.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR APPROVAL OF THE PLAN.

     The plan provides for the granting of stock options which may be designated as either "incentive stock options" ("ISOs") within the meaning of Section 422 of the Internal Revenue Code (the "Code") or as "non-qualified stock options" ("NSOs"). (ISOs and NSOs shall together be referred to as "Options.") Salaried employees of the Company and its subsidiaries, directors of the Company and third parties providing services to the Company or a subsidiary are eligible to receive Options under the plan, although only employees are eligible to receive ISOs. The Company can not determine at this time the number of options to be granted in the future to the persons named in the Summary Compensation Table, to all current executive officers as a group, to directors or to all other employees as a group.

     The plan will be administered by the Compensation Committee of the board of directors or the Board. The Committee will be constituted so as to permit the plan to comply with the provisions of Rule 16b-3 under the Securities Exchange Act of 1934 and Section 162(m) of the Code. The Committee will designate the persons to whom Options are to be granted, the number of shares subject to each Option, the date when Options may first be exercised and any other conditions on the Options as the Committee shall deem desirable.

     The aggregate number of shares of common stock which may be issued pursuant to Options under the plan is 65,000. No employee may be granted Options under the plan covering more than 10,000 shares in any calendar year. In the event that any Option granted under the plan expires or for any reason terminates without having been exercised in full, the remaining shares under such Option shall again become available for the granting of additional Options. In the event of a stock dividend, stock split, merger, reorganization, or other similar change, the Committee shall adjust the number of shares which may thereafter be granted under the plan and the number and exercise price of shares subject to outstanding Options.

     The exercise price at which shares may be purchased under each Option must be at least 100% of the Fair Market Value (as defined in the plan) of the Company's common stock on the date that the Option is granted. If a person owns, directly or indirectly, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its subsidiaries at the time an ISO is granted ("10% Owner"), the exercise price shall not be less than 110% of the Fair Market Value of such shares on the date of grant. The aggregate Fair Market Value (determined as of the date the ISO is granted) of shares with respect to which ISOs are first exercisable by an optionee during any calendar year shall not exceed $100,000.

     Each Option granted under the plan will be evidenced by a stock option agreement which will specify, among other things, the period during which the Option will be exercisable. Pursuant to the plan, however, no ISO may be exercised more than 10 years from the date of grant, or five years from the date of grant for a 10% Owner. Unless the Committee determines otherwise, an optionee must generally exercise an Option while employed by the Company or its subsidiary, within 90 days after termination of employment (for reasons other than death or disability), or if termination is caused by a disability or death within one year of such termination.

     The Option exercise price for shares purchased under the plan must be paid in full at the time of exercise. Such payment may be made either in cash, by delivering shares of Company common stock which the optionee, optionee's spouse or both have beneficially owned for at least six months prior to the time of exercise ("Delivered Stock"), or a combination of cash and Delivered Stock. Optionees must comply with all income tax withholding obligations upon the exercise of any Option. The plan provides that such withholding obligations may be satisfied by the Company withholding from the shares to be issued that number of shares of common stock calculated to have a Fair Market Value equal to the withholding obligation.

     Options granted under the plan may be transferred or assigned to family members for estate planning purposes.

     The plan is effective November 2, 2000, subject to stockholder approval. The plan will expire ten years after its effective date, except as to Options then outstanding, which will remain in effect until they have been exercised, expired or otherwise terminated. The plan may be terminated at any time by the board of directors. The board of directors may also amend the plan from time to time, but stockholder approval is required in specified circumstances.

     The federal income tax consequences of NSOs and ISOs granted under the plan are generally as follows:

     NSOs. The grant of an NSO will have no federal income tax consequences to the Company or to an optionee. An optionee will recognize taxable ordinary income at the time of option exercise in an amount equal to the excess of the fair market value of the shares acquired at the time of exercise over the exercise price, and the Company will ordinarily be entitled to a deduction for such amount.

     ISOs. Neither the grant nor exercise of an ISO will generally have any federal income tax consequences for an optionee. The amount by which the fair market value of the shares acquired upon the exercise of any ISO exceeds the exercise price as of the date of exercise is an item of "tax preference" for purposes of computing the alternative minimum tax on individuals. If an optionee has held the shares acquired on the exercise of an ISO for at least two years from the date of option grant and at least one year from the date of exercise, the optionee will recognize long term capital gain or loss upon a subsequent disposition of the shares. In such circumstances, no deduction would be allowed to the Company for federal income tax purposes in connection with the grant or exercise of the option or the transfer of shares acquired upon such exercise.

     If, however, the optionee disposes of his or her shares within the holding periods described above, (i) the optionee will recognize ordinary income in an amount equal to the difference between the fair market value of such shares on the date of exercise and the exercise price, provided that, if the amount realized from such sale or exchange is less than the fair market value on the exercise date, then the ordinary income will be limited to the excess of the amount realized upon the sale or exchange of the shares over the exercise price;
(ii) the Company will be entitled to a deduction for such year in the amount of the ordinary income so recognized; and (iii) the optionee will recognize capital gain or loss, as the case may be, in an amount equal to the difference between the amount realized upon such sale or exchange of the shares and the sum of the exercise price plus the amount of ordinary income, if any, recognized upon such disposition.

                                  AUDIT MATTERS

     The Board of Directors has appointed Grant Thornton LLP as independent auditors to audit the financial statements of the Company for the fiscal year ending March 31, 2000. Grant Thornton LLP's representatives are not expected to be present at the annual meeting.

                                  OTHER MATTERS

     The Company is unaware of any other matters that are to be presented for action at the meeting. Should any other matter come before the meeting, however, the persons named in the enclosed proxy will have discretionary authority to vote all proxies with respect to such matter in accordance with their judgment.

                              FINANCIAL INFORMATION

     Enclosed with this Proxy Statement are the Company's 2000 Annual Report to Stockholders and a copy of the Company's Report on Form 10-KSB for the year ended March 31, 2000 which includes the Company's audited financial statements and financial statement schedules and "Management's Discussion and Analysis of Financial Condition and Results of Operations."

                              STOCKHOLDER PROPOSALS

     Proposals intended to be presented at the 2001 Annual Meeting of Stockholders must be received by the Company by June 5, 2001 to be considered for inclusion in the Company's proxy materials relating to that meeting. Notice of stockholder proposals for presentation at the 2001 Annual Meeting, but which are not going to be presented to the Company for inclusion in the proxy materials, will be considered untimely after August 17, 2001 and will not be considered at the next annual meeting.




                                         RENT-A-WRECK OF AMERICA, INC.


                                         KENNETH L. BLUM, SR.
October 2, 2000                          Chairman and Chief Executive Officer

                                                                       EXHIBIT A
                           RENT-A-WRECK OF AMERICA, INC.
                             STOCK OPTION PLAN


I. INTRODUCTION

     1.01 PURPOSE. This plan shall be known as the Rent-A-Wreck of America, Inc. Stock Option Plan (the "Plan"). The purposes of the Plan are to attract and retain the best available employees and directors of Rent-A-Wreck of America, Inc. and its Subsidiaries, as well as appropriate third parties who can provide valuable services to the Company, to provide additional incentive to such persons, and to promote the success and growth of the Rent-A-Wreck of America, Inc. To the extent applicable, this Plan is intended to comply with Rule 16b-3 under Section 16 of the Securities Exchange Act of 1934, as amended or any successor rule ("Rule 16b-3"), and to the extent applicable, the Plan shall be construed, interpreted and administered to comply with Rule 16b-3 and Section 162(m) of the Code.

     1.02 EFFECTIVE DATE. The effective date of the Plan shall be November 2, 2000, subject to approval of the Plan by the shareholders of Rent-A-Wreck of America, Inc. Any Options granted prior to such shareholder approval shall be expressly conditioned upon such shareholder approval of the Plan.

II. PLAN DEFINITIONS

     2.01 DEFINITIONS. For Plan purposes, except where the context clearly indicates otherwise, the following terms shall have the meanings set forth below:

     (a)  "BOARD" shall mean the Board of Directors of the Company.

     (b) "CODE" shall mean the Internal Revenue Code of 1986, as amended from time to time.

     (c) "COMMITTEE" shall mean the Compensation Committee of the Board, as described in Section 4.01.

     (d) "COMPANY" shall mean Rent-A-Wreck of America, Inc., a Delaware corporation.

     (e) "COMPANY STOCK" shall mean Common Stock of the Company and such other stock and securities as may be substituted therefor pursuant to
          Section 3.02.

     (f) "ELIGIBLE PARTICIPANT" shall mean any regular salaried employee of the Company or a Subsidiary, any director of the Company and any third party providing services to the Company or a Subsidiary; provided, however that only employees shall be eligible to receive an incentive stock option.

     (g) "FAIR MARKET VALUE" on any date shall mean, with respect to Company Stock, if the stock is then listed and traded on a registered national securities exchange, or is quoted in the NASDAQ National Market System, the mean of the actual high and low trade prices recorded in composite transactions as reported in the WALL STREET JOURNAL (Eastern Edition). In the absence of reported sales on such date, or if the stock is not so listed or quoted, but is traded in the over-the-counter market, "Fair Market Value" shall be the mean of the closing bid and asked prices for such shares on such date as reported in the WALL STREET JOURNAL (Eastern Edition), or, if not so reported as obtained from a bona fide market maker in such shares.

     (h)  "OPTION" shall mean the grant of any form of stock option.

     (i) "OPTIONEE" shall mean any person who has been granted an Option under the Plan.

     (j)  "OPTION  PERIOD"  shall mean the period of time  provided  pursuant to
          Section 6.04 within which a stock option may be exercised.

     (k) "SUBSIDIARY" shall mean any corporation now or hereafter in existence in which the Company owns, directly or indirectly, a voting stock interest of more than fifty percent (50%).

III. SHARES SUBJECT TO OPTION

     3.01 AVAILABLE SHARES. The total number of shares of Company Stock that may be issued under the Plan, shall in the aggregate not exceed 65,000 shares. Shares subject to and not issued under an Option which expires, terminates, is canceled or forfeited for any reason shall again become available for the granting of Options.

     3.02 CHANGES IN THE NUMBER OF AVAILABLE SHARES. If any stock dividend is declared upon the Company Stock, or if there is any stock split, stock distribution, dividend in partial liquidation, or other recapitalization of the Company, the aggregate number and kind of shares which may thereafter be offered under the Plan shall, in the discretion of the Committee, be proportionately and appropriately adjusted and the number and kind of shares then subject to options granted to employees under the Plan and the per share option price therefor shall be proportionately and appropriately adjusted, without any change in the aggregate purchase prices to be paid therefor.

IV. ADMINISTRATION

     4.01 ADMINISTRATION BY THE COMMITTEE. The Plan shall be administered by the Compensation Committee of the Board, or such other committee of the Board as the Board may from time to time determine. The Committee shall be constituted so as to permit the Plan to comply with the provisions of Rule 16b-3 under the Securities Exchange Act of 1934 (or any successor rule) and Section 162(m) of the Code.

     4.02 COMMITTEE POWERS. The Committee is empowered to adopt such rules, regulations and procedures and take such other action as it shall deem necessary or proper for the administration of the Plan and, in its discretion, may modify, extend or renew any option theretofore granted. The Committee shall also have authority to interpret the Plan, and the decision of the Committee on any questions concerning the interpretation of the Plan shall be final and conclusive. The Committee may consult with counsel, who may be counsel for the Company, and shall not incur any liability for any action taken in good faith in reliance upon the advice of counsel.

     Subject to the provisions of the Plan, the Committee shall have full and final authority to:

     (a)  designate the persons to whom Options shall be granted;

     (b) grant Options in such form and amount as the Committee shall determine;

     (c) impose such limitations, restrictions and conditions upon any such Option as the Committee shall deem appropriate, and

     (d) waive in whole or in part any limitations, restrictions or conditions imposed upon any such Award as the Committee shall deem appropriate.

V. PARTICIPATION

     5.01 ELIGIBILITY. The Committee shall determine from time to time those Eligible Participants to whom an Option or Options may be granted. No employee may be granted an Option or Options covering more than 10,000 shares of Company Stock in any calendar year. No Eligible Participant shall have any right whatsoever to receive an Option unless so determined by the Committee.

     5.02 NO SERVICE RIGHTS. The Plan shall not be construed as conferring any rights upon any person for a continuation of service, nor shall it interfere with the rights of the Company or any Subsidiary to terminate the service of any person or to take any other action affecting such person.

VI. STOCK OPTIONS

     6.01 GENERAL. Stock options granted under the Plan may be in the form of incentive stock options (within the meaning of the Code) or nonqualified stock options. Each option granted under the Plan shall be evidenced by a stock option agreement between the Company and the Optionee which shall contain the terms and conditions required by this Article VI, and such other terms and conditions, not inconsistent herewith, as the Committee may deem appropriate in each case. The provisions of option grants need not be the same with respect to each recipient.

     6.02 OPTION PRICE. The price at which each share of Company Stock covered by an option may be purchased shall be determined in each case by the Committee and set forth in each stock option agreement. In no event shall such price be less than one hundred percent (100%) of the Fair Market Value of the Company Stock when the option is granted. Employees who own, directly or indirectly, within the meaning of Code Section 425(d), more than 10% of the voting power of all classes of stock of the Company or any parent or subsidiary corporation shall not be eligible to receive an incentive stock option hereunder unless the purchase price per share under such option is at least 110% of the Fair Market Value of the stock subject to the option and such option by its terms is not exercisable after the expiration of five (5) years from the date such option is granted.

     6.03 DATE OPTION GRANTED. For purposes of the Plan, a stock option shall be considered as having been granted on the date on which the Committee authorized the grant of the option, except where the Committee has designated a later date, in which event the later date shall constitute the date of grant of the option; provided, however, that in either case notice of the grant of the option shall be given to the employee within a reasonable time.

     6.04 PERIOD FOR EXERCISE. Each stock option agreement shall state the period or periods of time within which the option may be exercised by the Optionee, in whole or in part, which shall be the period or periods of time as may be determined by the Committee, provided that:

     (a) No Option Period for an incentive stock option may exceed ten (10) years from the date the option is granted, and

     (b) Options must be exercised while the Optionee is employed by the Company or a Subsidiary or within three months after termination of employment, or if termination is caused by death or disability, within one year after such termination.

     (c) Unless permitted by the Committee, no option may be exercised by an employee who has been terminated for cause, as determined by the Committee.

     6.05 SPECIAL RULE FOR INCENTIVE STOCK OPTIONS. For so long as Section 422 (or any successor provision) of the Code so provides, the aggregate Fair Market Value (determined as of the date the incentive stock option is granted) of the number of shares with respect to which incentive stock options are exercisable for the first time by an Optionee during any calendar year shall not exceed One Hundred Thousand Dollars ($100,000) or such other limit as may be required by the Code.

     6.06 METHOD OF EXERCISE. Subject to Section 6.04, each option may be exercised in whole or in part from time to time as specified in the stock option agreement. Each Optionee may exercise an option by giving written notice of the exercise to the Company, specifying the number of shares to be purchased, accompanied by payment in full of the purchase price therefor. The purchase price may be paid in cash, by check, or, with the approval of the Committee, by delivering shares of Company Stock which have been beneficially owned by the Optionee, the Optionee's spouse, or both of them for a period of at least six months prior to the time of exercise ("Delivered Stock") or a combination of cash and Delivered Stock. Delivered Stock shall be valued at its Fair Market Value determined as of the date of exercise of the option. No Optionee shall be under any obligation to exercise any option hereunder. The holder of an option shall not have any rights of a stockholder with respect to the shares subject to the option until such shares shall have been delivered to him or her.

     6.07 MERGER, CONSOLIDATION OR REORGANIZATION. In the event of a merger, consolidation or reorganization with another corporation in which the Company is not the surviving corporation, the Committee may, subject to the approval of the Board of Directors of the Company, or the board of directors of any corporation assuming the obligations of the Company hereunder, take action regarding each outstanding and unexercised option pursuant to either clause (a) or (b) below:

     (a) Appropriate provision may be made for the protection of such option by the substitution on an equitable basis of appropriate shares of the surviving corporation, provided that the excess of the aggregate Fair Market Value of the shares subject to such option immediately before such substitution over the exercise price thereof is not more than the excess of the aggregate fair market value of the substituted shares made subject to option immediately after such substitution over the exercise price thereof; or

     (b) The Committee may cancel such option. In such event, the Company, or the corporation assuming the obligations of the Company hereunder, shall pay the employee an amount of cash (less normal withholding taxes) equal to the excess of the highest Fair Market Value per share of the Company Stock during the 60-day period immediately preceding the merger, consolidation or reorganization over the option exercise price, multiplied by the number of shares subject to such option.

     6.08 SUBSTITUTE OPTIONS. Notwithstanding the provisions of Sections 6.02 and 6.03 above, in the event that the Company or a Subsidiary consummates a transaction described in Section 424(a) of the Code (e.g., the acquisition of property or stock from an unrelated corporation), persons who become Eligible Participants on account of such transaction may be granted options in substitution for options granted by their former employer. If such substitute options are granted, the Committee, in its sole discretion and consistent with

Section 424(a) of the Code, may determine that such substitute options shall have an exercise price less than one hundred (100%) of the Fair Market Value of the shares on the grant date.

VII. WITHHOLDING TAXES.

     7.01 GENERAL RULE. Pursuant to applicable federal and state laws, the Company is or may be required to collect withholding taxes upon the exercise of an Option or the lapse of stock restrictions. The Company may require, as a condition to the exercise of an Option or the issuance of a stock certificate, that the Optionee concurrently pay to the Company (either in cash or, at the request of Optionee but in the discretion of the Committee and subject to such rules and regulations as the Committee may adopt from time to time, in shares of Delivered Stock) the entire amount or a portion of any taxes which the Company is required to withhold by reason of such exercise or lapse of restrictions, in such amount as the Committee or the Company in its discretion may determine.

     7.02 WITHHOLDING FROM SHARES TO BE ISSUED. In lieu of part or all of any such payment, the Optionee may elect, subject to such rules and regulations as the Committee may adopt from time to time, or the Company may require that the Company withhold from the shares to be issued that number of shares having a Fair Market Value equal to the amount which the Company is required to withhold.

VIII. GENERAL

     8.01 TRANSFERABILITY. Options shall be transferable by a Optionee to family members or to trusts or partnerships for such family members and otherwise by will or the laws of descent and distribution for estate planning purposes.

     8.02 GENERAL RESTRICTION. Each Option shall be subject to the requirement that if at any time the Board or the Committee shall determine, in its discretion, that the listing, registration, or qualification of securities upon any securities exchange or under any state or federal law, or the consent or approval of any government regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Option or the issue or purchase of securities thereunder, such Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board or the Committee.

     8.03  EXPIRATION  AND  TERMINATION OF THE PLAN. The Plan will terminate ten
(10) years after the effective date of the Plan, except as to Options then outstanding under the Plan, which Options shall remain in effect until they have been exercised, the restrictions have lapsed or the Options have expired or been forfeited. The Plan may be abandoned or terminated at any time by the Board of Directors of the Company, except with respect to any Options then outstanding under the Plan.

     8.04 AMENDMENTS. The Board may from time to time amend, modify, suspend or terminate the Plan; provided, however, that no such action shall be made without shareholder approval where such change would be required in order to comply with Rule 16b-3 under the Securities Exchange Act of 1934 (or any successor rule) or the Code. Subject to the terms and conditions and within the limitations of the Plan, the Committee may modify, extend or renew outstanding Options granted under the Plan, accept the surrender of outstanding options (to the extent not theretofore exercised), reduce the exercise price of outstanding options, or authorize the granting of new options in substitution therefor (to the extent not theretofore exercised). Notwithstanding the foregoing, no modification of an Option (either directly or through modification of the Plan) shall, without the consent of the Optionee, alter or impair any rights of the Optionee under the Option.

     8.05 CONSTRUCTION. Except as otherwise required by applicable federal laws, the Plan shall be governed by, and construed in accordance with, the laws of the State of Delaware.

                          RENT-A-WRECK OF AMERICA, INC.
                            10324 SOUTH DOLFIELD ROAD
                          OWINGS MILLS, MARYLAND 21117

                      ------------------------------------

                           THIS PROXY IS SOLICITED ON
                        BEHALF OF THE BOARD OF DIRECTORS


     The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and revoking all prior proxies, hereby appoints Kenneth L. Blum, Sr., and Kenneth L. Blum, Jr., as proxy, with the full power to appoint their substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this proxy card, all the shares of Common Stock of Rent-A-Wreck of America, Inc., a Delaware corporation (the "Company") held of record by the undersigned on September 28, 2000 at the Annual Meeting of Stockholders to be held on November 2, 2000, and at any adjournment or postponement thereof.

                     (PLEASE DATE AND SIGN ON REVERSE SIDE)

      PLEASE DATE, SIGN AND MAIL YOUR PROXY CARD BACK AS SOON AS POSSIBLE!

                         ANNUAL MEETING OF STOCKHOLDERS
                          RENT-A-WRECK OF AMERICA, INC.

                                NOVEMBER 2, 2000


              \/ PLEASE DETACH AND MAIL IN THE ENVELOPE PROVIDED \/
--------------------------------------------------------------------------------

[X]  PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE

                   VOTE FOR all           WITHHOLD
                   nominees listed        AUTHORITY
                   to the right except    to vote for
                   as indicated to the    all nominees
                   contrary below
                   (if any)

1.   ELECTION OF          [ ]                 [ ]           Nominees:
     CLASS I                                                Kenneth L. Blum, Jr.
     DIRECTORS:                                             Kenneth L. Blum, Sr.

(Instructions: To withhold your vote for any individual nominee, write the nominee's name in the space below.)

               _________________________________________________________________

2.  ADOPTION OF RENT-A-WRECK OF AMERICA, INC. 2000 STOCK OPTION PLAN

           FOR  [ ]            AGAINST  [ ]             ABSTAIN  [ ]

3. In their discretion, to vote upon such other business as may properly come before the Annual Meeting or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR THE ABOVE NOMINEES, AS RECOMMENDED BY THE BOARD OF DIRECTORS


---------------------------------------    -------------------------------------
Stockholder Name(s):                                   Signature
Please Print

                                                                          , 2000
---------------------------------------    -------------------------------
Signature, if held jointly                                  Dated:

Note: Please sign exactly as name appears on your stock certificate. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please give full corporate name and indicate that execution is by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.